                                                                     EXHIBIT 4.1

NUMBER                                                        SHARES

HB


INCORPORATED UNDER THE LAWS                            CUSIP 43738E 10 8
OF THE STATE OF DELAWARE                     SEE REVERSE FOR CERTAIN DEFINITIONS


                                             THIS CERTIFICATE IS TRANSFERABLE
                                                   IN NEW YORK, NEW YORK


                             HOMEBASE, INC.

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This certifies that




Is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH,
  OF THE COMMON STOCK OF

HomeBase, Inc. (herein called the "Corporation") transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate July endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the By-Laws of the Corporation as amended from time to time (copies of which are on file with the Transfer Agent). This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
In Witness Whereof, HomeBase, Inc., has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated: 8/25/97                                                   8/25/97

/s/ William Langsdorf                                       /s/ Allan Sherman
CHIEF FINANCIAL OFFICER AND TREASURER                       PRESIDENT


                         [CORPORATE SEAL APPEARS HERE]
                                                            AUTHORIZED SIGNATURE


COUNTERSIGNED AND REGISTERED:
   FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                TRANSFER AGENT
                                 AND REGISTRAR

By  /s/ Joseph F. Spadaford

                          AUTHORIZED SIGNATURE

                                HOMEBASE, Inc.

  The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitation or restrictions of such preferences and/or rights. Requests may be directed to HomeBase, Inc., 3345 Michelson Drive, Irvine, California 92715, or to the Transfer Agent.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM --as tenants in common                     UNIF GIFT MIN ACT - _________ Custodian __________
                                                                          (Cust)               (Minor).
  TEN ENT   --as tenants by the entireties                                Under Uniform Gifts to Minors
  JT TEN    --as joint tenants with right of
              survivorship and not as tenants
              in common                                                       Act ___________________
                                                                                        (State)


         Additional abbreviations may also be used though not in the above list.


  For value received, ____________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 ________________________________________


 ________________________________________


 _______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE. OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificates, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                              __________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



   Signature(s) Guaranteed:


   By: __________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
   INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



   This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between HomeBase, Inc. and First Chicago Trust Company of New York, dated as of May 23, 1989 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of HomeBase, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. HomeBase, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or held by any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.